UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) February 11, 2010

                           Moller International, Inc.
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             (Exact name of registrant as specified in its chapter)

        CALIFORNIA                 000-33173                  68-0006075
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation            File Number)             Identification No.)

       1222 RESEARCH PARK DRIVE, DAVIS CA             95618-4849
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    (Address of principal executive offices)          (Zip Code)


                       Telephone Number: (530) 756-5086
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         (Former name or former address, if changed since last report)


ITEM 1.01 Entry into a Material Definitive Agreement

In Moller International, Inc ("MI") and Future Toys Design Limited (a.k.a., "Cyberking Toys") of Chai Wan, Hong Kong have entered into a three-year "Robotic License and Technology Transfer Agreement" as of 10 February 2010. Under the terms of this agreement MI will provide on-going technical support for the use of its Aerobot(TM) technology in scale model toys. Additionally the agreement provides Cyberking Toys with rights to market its scale model vertical take off and landing capable toys with the Aerobot(TM) mark.

In exchange for this support and trademark name usage, MI will receive royalties on the sales of toys employing its technology or bearing its trademarked name.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Moller International has duly caused this report to be signed on its behalf by the undersigned.

/s/Paul S. Moller, President
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   (Registrant)

Date:  February 11, 2010
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